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                     Nuveen Equity Premium Opportunity Fund

                      Supplement dated February 1, 2005 to

                        Prospectus dated January 26, 2005

After the close of trading on the New York Stock Exchange on January 31, 2005, The St. Paul Travelers Companies, Inc. announced that it intended to explore strategic alternatives to divest its equity stake in Nuveen Investments, Inc. Any resulting divestiture could be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreement between the Fund and NAM and the investment sub-advisory agreement between NAM and Gateway, which would result in the automatic termination of each agreement. The Board of Trustees thereupon may consider both an interim investment management agreement and interim investment sub-advisory agreement (as permitted under the 1940 Act) and new ongoing investment management and investment sub-advisory agreements. If approved by the Board, the new ongoing agreements would be presented to the Fund's shareholders for approval, and would take effect upon such approval. There can be no assurance that these approvals will be obtained.

As noted in the Prospectus under "Management of the Fund", NAM, the Fund's adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. and Nuveen Investments, Inc. is a majority-owned subsidiary of The St. Paul Travelers Companies, Inc.